UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)                      October 2, 2005
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way
Fort Smith, Arkansas		72919

(Address of Principal Executive Offices)		(Zip Code)
     Registrant’s telephone number including area code                      (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
SIGNATURE
EXHIBIT INDEX
Press Release

Item 8.01 Other Events
     On October 2, 2005, Beverly Enterprises, Inc. (“BEI”) published in a local newsletter a letter from William R. Floyd, the Chairman, President and Chief Executive Officer of BEI to the residents of the Fort Smith, Arkansas community and surrounding area that provides additional detail on the contemplated merger with North American Senior Care, Inc. A copy of the letter is provided in Exhibit 99.1 hereto.
     Item 9.01 Financial Statements and Exhibits
     (a)      Exhibits

Exhibit No.	Exhibit
99.1	Letter from William R. Floyd

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2005	BEVERLY ENTERPRISES, INC.
	By:	/s/ Pamela H. Daniels
	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Letter from William R. Floyd